UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2022

Adhera Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

8000 Innovation Parkway, Baton Rouge, LA 70820

(Address of Principal Executive Office) (Zip Code)

919-518-3748

(Registrant’s telephone number, including area code)

N/A

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 23, 2022, the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) of Adhera Therapeutics, Inc. (the “Company”) was held following an adjournment from its originally scheduled date of August 18, 2022. At the 2022 Annual Meeting, the Company’s stockholders voted on (i) the election of four members of the Company’s Board of Directors for a one-year term expiring at the next annual meeting of stockholders (Proposal 1); (ii) ratification of the selection of Salberg & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2); (iii) approval of an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of all issued and outstanding shares of the Company’s common stock, par value $0.006 per share, at a ratio to be determined in the discretion of the Company’s Board of Directors within a range of one-for-two through one-for-200, provided that in no event shall such amendment collectively exceed a reverse stock split ratio of one-for-200 (Proposal 3); and (iv) approval of an adjournment of the 2022 Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the 2022 Annual Meeting to approve any of the proposals presented for a vote at the 2022 Annual Meeting, all as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 27, 2022.

Set forth below are the voting results on each matter submitted to the stockholders at the 2022 Annual Meeting.

Proposal 1. The Company’s stockholders voted to elect the following four individuals as directors to hold office until the next annual meeting of stockholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mr. Trond Waerness	31,668,343	997,471	3,149,780
Mr. Andrew Kucharchuk	31,668,353	997,461	3,149,780
Mr. Charles Rice	31,668,792	997,022	3,149,780
Mr. Zahed Subhan	31,668,350	997,464	3,149,780

Proposal 2. The Company’s stockholders voted to ratify the selection of Salberg & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstentions
34,941,682	760,243	113,669

Proposal 3. The Company’s stockholders voted to approve an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of all issued and outstanding shares of the Company’s common stock, par value $0.006 per share, at a ratio to be determined in the discretion of the Company’s Board of Directors within a range of one-for-two through one-for-200, provided that in no event shall such amendment collectively exceed a reverse stock split ratio of one-for-200.

Votes For	Votes Against	Abstentions
33,298,980	2,434,230	82,384

As there were sufficient votes to approve proposals 1 through 3, proposal 4 was moot.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADHERA THERAPEUTICS, INC.

Date: August 25, 2022	By:	/s/ Andrew Kucharchuk
	Name:	Andrew Kucharchuk
	Title:	Chief Executive Officer